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_____________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549



                                   FORM 8-K



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


                      Date of Report:  February 16, 1999



                       METALINE MINING & LEASING COMPANY
            ______________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


                              Washington
                ______________________________________________
                (State or Other Jurisdiction of Incorporation)


           001-01428                             91-0684860
     ________________________        ____________________________________
     (Commission File Number)        (IRS Employer Identification Number)

             601 W. Main, Suite 714
             Spokane, Washington                      99201-0677
            ________________________________________  __________
            (Address of Principal Executive Offices)  (Zip Code)


                               (509) 455-9077
              _______________________________________________
              (Registrant's Phone Number, Including Area Code)

















_____________________________________________________________________________

ITEM 4.  Changes in Registrant's Certifying Accountants.

(a)

On February 16, 1999, the Registrant was notified by its principal independent accountant Robert Moe & Associates, P.S. that it will not be able to audit the Registrant's financial statements for the year ending December 31, 1998.

The principal accountant's report on the financial statements for either of the past two years has contained no adverse opinion or disclaimer of opinion, nor was modified as to uncertainty, audit scope, or accounting principles.

The decision to change accountants was not recommended or approved by the board of directors or an audit or similar committee of the board of directors.

There were no disagreements with the former account on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountants satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

The reason stated by the accountant for its decision to resign was a decision to discontinue audits and auditing related services. A copy of the accountant's letter of resignation to the Registrant and its letter to the Commission are attached hereto as exhibits.

The Registrant has complied with the requirements of Item 304(a)(3) of Regulation SB with regard to providing the former accountant with a copy of the disclosure it is making in response to this Item and has requested the former accountant to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Issuer and, if not, stating the respects in which it does not agree.

(b)

No new independent accountant has been engaged as the principal accountant to audit the Registrant's financial statements.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 METALINE MINING AND LEASING COMPANY

                                              /s/ Gregory B. Lipsker
Date:     February 19, 1999               By: _________________________
                                             Gregory B. Lipsker, President










Exhibit 1.  Letters from Accountants

(letterhead)




                                        February 16, 1999

Metaline Mining & Leasing, Co.
C/O Eunice Campbell
301 Chestnut, Suite 6
Spokane, WA 99204-0982


The cost of insurance, liability exposure, and other related costs have increased substantially.  Accordingly, we have reassigned duties
and reassessed our accounting practice.   We have decided to discontinue
audits and auditing related services. Our practice will consist of management consulting, litigation support, business evaluations, tax preparations and planning, computerized accounting, and miscellaneous related services.

This is to inform you that we will not be able to audit your financial
statements for the year ending December 31, 1998.    We will make our
files available to whomever you retain and try to make the transfer expedient and efficient.


If you have any questions, please let me know.



                    Sincerely,
                    ROBERT MOE & ASSOCIATES, P.S.



                    Robert E. Moe



REM:sp
cc:Greg Lipsker

<letterhead>


                                        February 16, 1999

Securities and Exchange Commission
Washington, D.C. 200549

We notified Metaline Mining & Leasing, Inc. on February 15, 1999 that they would need to change auditors, and as part of our professional obligation we make the following statements.

1) We are not aware of any information or facts that would impair the integrity of management of Metaline Mining & Leasing, Inc.

2)  We have no disagreements with management as to:

a)  Accounting principles
b)  Auditing procedures
c)  Other similarly significant matters

3) The reason for the change of auditors is that our firm has had a reduction and reassignment in staff.

4) We are not aware of any reason why a new auditor should not accept the engagement.


If you have any questions, please let me know.


                    Sincerely,
                    ROBERT MOE & ASSOCIATES, P.S.




                    Robert E. Moe


REM:sp
cc: Mr. Greg Lipsker